                                    March 30, 2001



APW Ltd.
APW North America, Inc.
APW Holdings Denmark APS
N22 W23685 Ridgeview Parkway West
Waukesha, WI 53188-1013

          Re: Multicurrency Credit Agreement dated as of July 31, 2000 among APW Ltd., APW North America, Inc., APW Holdings Denmark APS, certain financial institutions, Bank One, N.A., as syndication agent, The Chase Manhattan Bank, as documentation agent and Bank of America, National Association, as administrative agent

Ladies and Gentlemen:

     Reference is made to the above-captioned credit agreement (the "Credit Agreement"). All capitalized terms used in this letter shall have the meanings set forth in the Credit Agreement, unless otherwise defined in this letter or the context otherwise requires. This letter shall supercede the letter dated March 20, 2001 from the Administrative Agent to the Borrowers.

     The Borrowers have advised the Administrative Agent that they are not in compliance with the requirements of Section 7.6(b) and 7.6(c) of the Credit
                                    --------------     ------
Agreement for the period ending February 28, 2001. Such noncompliance shall be referred to as the "Covenant Noncompliance."

     The Borrowers are willing to waive the Covenant Noncompliance during the period from February 28,2001 through May 15, 2001 ("Waiver Period") on the terms and conditions set forth in this letter and in reliance upon the representations set forth in this letter.

     The Borrowers have represented for the purpose of this letter, that the ratio as of February 28, 2001, calculated under Section 7.6(b), is not in fact
                                                ---------------
greater than 4.0 to 1, and that the ratio on such date, calculated under Section
                                                                         -------
7.6(c), is not in fact greater than 5.0 to 1.  During the Waiver Period, the
-------
Applicable Margin for Offshore Rate Loans shall be 2.25%, the Applicable Margin for Base Rate Loans shall be 0.75% and the Applicable Non-Use Fee Rate shall be 0.375%.

     The Borrowers agree no later than April 4, 2001 to provide evidence satisfactory to the Administrative Agent that the Amended and Restated Purchase and Sale Agreement (the "RPS
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APW Ltd.
APW North America, Inc.
APW Holdings Denmark APS
March 30, 2001
Page 2

Agreement") among certain originators, APW North America, Inc. and Applied Power Credit Corporation dated as of November 20, 1997, as amended and the Receivables Purchase Agreement (the "RP Agreement") dated as of November 20, 1997, as amended among Applied Power Credit Corporation, the Parent, Barton Capital Corporation and Societe Generale is in full force and effect, the Scheduled Commitment Termination Date under the RP Agreement is on or after May 15, 2001, and no Termination Event under the RP Agreement has occurred and is continuing.

     The Borrowers agree that they will obtain no later than April 11, 2001 a waiver from The Royal Bank of Scotland of any right to take action in respect of Debt payable to it arising as a result of the Covenant Noncompliance.

     The Borrowers agree that the occurrence of any of the following shall constitute an Event of Default:

          (a) (i) Barton Capital Corporation or Societe Generale notifies the Borrowers that they will make no further Purchases or Reinvestments (as defined in the RP Agreement) or (ii) after the evidence required in the preceding paragraph has been delivered, the occurrence of a Termination Event or Commitment Termination Date under the RP Agreement;

          (b) any repayment of principal on debt owing to The Royal Bank of Scotland; or

          (c) the occurrence of a default or event of default (other than the Covenant Noncompliance) or an acceleration or demand with respect to the debt owing to The Royal Bank of Scotland.

     During the Waiver Period no Acquisitions, otherwise permitted under Section
                                                                         -------
7.7(c), shall be permitted.  During the Waiver Period, there shall not be any
------
Outstanding Obligations of APW-NA or APW-Denmark. The Outstanding Obligations of the Parent shall be limited to $530,000,000.

     The Borrowers agree that, during the Waive Period, they will not, and will not permit any Subsidiary, to repay Debt other than at the scheduled maturity of such Debt.
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APW Ltd.
APW North America, Inc.
APW Holdings Denmark APS
March 30, 2001
Page 3

     The Borrowers agree that, during the Waiver Period, they will not, and will not permit any Subsidiary, to repay Debt other than at the scheduled maturity of such Debt.

     The Borrowers agree that they will use their best efforts to cause substantially all their assets (including the stock of their Subsidiaries) and substantially all the assets of their Subsidiaries (excluding receivables sold pursuant to the RPS Agreement) to be pledged as soon as practicable to secure the Obligations in a form satisfactory to the Administrative Agent, as more fully set forth in the letter of the Agent dated the date hereof or except as the Administrative Agent may consent. Any such security shall be on a perfected first priority basis pari passu with Royal Bank of Scotland except for liens permitted under Section 7.9 of the Credit Agreement.

     It shall be a condition to the effectiveness of this Waiver that the Borrower pay the fees required in the letter from the Agent dated March 27, 2001. The Borrowers shall also pay to Arthur Andersen and Mayer, Brown & Platt retainers required in the letter from the Agent dated March 28, 2001.

     The Borrowers agree that they will furnish to the Administrative Agent and the Banks on a weekly basis each Monday as of close of business the prior Friday, a listing of Debt (including receivables sold) itemized by obligor.

     This letter shall be limited to its terms and shall not constitute a waiver of any other rights, powers, and/or remedies the Banks may have from time to time, including, without limitation, the right to accelerate the Obligations or exercise remedies upon the occurrence of any Default or Event of Default (other than those relating to the Covenant Noncompliance) during the Waiver Period, and the Administrative Agent, on behalf of the Banks, expressly reserves any and all of those rights, powers, and remedies, whether existing under any of the Loan Documents, applicable law or otherwise.

     Noncompliance with any of the terms contained herein or inaccuracy with respect to any representation herein made shall be deemed an Event of Default under the Credit Agreement.

     This letter shall be effective upon execution and delivery by the Required Banks and the consent and acknowledgment by the Borrowers and the Guarantors.

     This letter shall be a contract made under, and governed by, the laws of Illinois.
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APW Ltd.
APW North America, Inc.
APW Holdings Denmark APS
March 30, 2001
Page 4

     Please acknowledge your representations and agreements by signing and returning a copy of this letter.

                                   BANK OF AMERICA, N.A.
                                   as Administrative Agent


                                   By:    /s/ M.H. CLAGGETT
                                          ---------------------------------
                                   Title: Managing Director
                                          ---------------------------------

Acknowledged and Agreed this __ day of March, 2001

                                   APW LTD
                                   APW NORTH AMERICA, INC.
                                   APW HOLDINGS DENMARK APS


                                   By: __________________________
                                   Title :_______________________


Consent to this 30 day of March, 2001


                                   BANK OF AMERICA, NATIONAL ASSOCIATION

                                   By:    /s/ M.H. CLAGGETT
                                          ---------------------------------
                                   Title: Managing Director
                                          ---------------------------------


                                   BANK ONE, NA
                                   (Main Office Chicago)


                                   By: __________________________
                                   Title: _______________________
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APW Ltd.
APW North America, Inc.
APW Holdings Denmark APS
March 30, 2001
Page 5

                                   THE CHASE MANHATTAN BANK


                                   By: __________________________
                                   Title: _______________________


                                   FIRST UNION NATIONAL BANK


                                   By: __________________________
                                   Title: _______________________


                                   LASALLE BANK NATIONAL
                                   ASSOCIATION


                                   By: __________________________
                                   Title: _______________________


                                   THE ROYAL BANK OF SCOTLAND PLC


                                   By: __________________________
                                   Title: _______________________


                                   THE BANK OF TOKYO-MITSUBISHI,
                                   LTD., CHICAGO BRANCH


                                   By: __________________________
                                   Title: _______________________

APW Ltd.
APW North America, Inc.
APW Holdings Denmark APS
March 30, 2001
Page 6

                                  CREDIT LYONNAISE CHICAGO BRANCH


                                  By: __________________________
                                  Title: _______________________


                                  U.S. BANK NATIONAL ASSOCIATION


                                  By: __________________________
                                  Title: _______________________


                                  THE FUJI BANK, LIMITED


                                  By: __________________________
                                  Title: _______________________


                                  FLEET NATIONAL BANK


                                  By: __________________________
                                  Title: _______________________


                                  FIRSTAR BANK, N.A.


                                  By: __________________________
                                  Title: _______________________

APW Ltd.
APW North America, Inc.
APW Holdings Denmark APS
March 30, 2001
Page 7


                                  THE DAI-ICHI KANGYO BANK, LTD


                                  By: __________________________
                                  Title: _______________________


                                  M&I MARSHALL & ILSLEY BANK


                                  By: __________________________
                                  Title: _______________________


                                  BNP PARIBAS


                                  By: __________________________
                                  Title: _______________________


                                  SOCIETE GENERALE


                                  By: __________________________
                                  Title: _______________________


                                  THE BANK OF NEW YORK


                                  By: __________________________
                                  Title: _______________________

APW Ltd.
APW North America, Inc.
APW Holdings Denmark APS
March 30, 2001
Page 8

                                   WACHOVIA BANK, N.A.


                                   By: __________________________
                                   Title: _______________________


                                   THE SAKURA BANK, LIMITED


                                   By: __________________________
                                   Title: _______________________


                                   THE MITSUBISHI TRUST & BANKING CORPORATION


                                   By: __________________________
                                   Title: _______________________


                                   APW Enclosures (Dublin) Limited
                                   Hoermann Security Systems Ltd.
                                   Applied Power Ltd.
                                   APW Electronics Ltd.
                                   APW Electronics Investments Overseas Ltd.
                                   Wright Line Ltd.
                                   VERO Electronics, Inc.
                                   APW Enclosure Systems Holdings Ltd.
                                   APW Enclosure Systems (UK) Ltd.
                                   APW Galway Limited
                                   Cambridge Aeroflot, Inc.
                                   Electronic Solutions
                                   McLean West Inc.
                                   McLean Midwest Corporation
                                   Zero-East Division, Zero Corporation

APW Ltd.
APW North America, Inc.
APW Holdings Denmark APS
March 30, 2001
Page 9

                                   APW Enclosure Systems, Inc.
                                   Applied Power Credit Corp.
                                   Innovative Metal Fabrication, Inc.
                                   Precision Fabrication Technologies Inc.
                                   Metalade of Pennsylvania, Inc.
                                   APW Enclosure Systems Holding, Inc.
                                   APW Enclosure Systems, LP
                                   Rubicon USA, Inc.
                                   Aspen Motion Technologies Inc.
                                   HSP USA Inc.

                                   By: ________________________________
                                   Title: _______________________________